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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                 FEBRUARY 16, 2007, AS AMENDED ON MARCH 14, 2007


                          ONE VOICE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                      0-27589                   95-4714338
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


                 4275 Executive Square #200, La Jolla, CA 92037
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (858) 552-4466

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE: ONE VOICE TECHNOLOGIES INC. IS FILING THIS CURRENT REPORT ON
FORM 8K/A TO AMEND THE CURRENT REPORT ON FORM 8-K INITIALLY FILED WITH THE SECURITIES EXCHANGE COMMISSION ON FEBRUARY 23, 2007 TO: (I) DISCLOSE IN THE THIRD PARAGRAPH THAT, DURING THE COMPANY'S TWO MOST RECENT FISCAL YEARS AND THE SUBSEQUENT INTERIM PERIODS THROUGH THE DATE OF DISMISSAL, THERE WERE NO REPORTABLE EVENTS AS THE TERM DESCRIBED IN ITEM 304(A)(1)(IV) OF REGULATION S-B, WITH THE EXCEPTION NOTED HEREIN (II) DISCLOSE IN THE SEVENTH PARAGRAPH THAT, DURING THE COMPANY'S TWO MOST RECENT FISCAL YEARS AND THE SUBSEQUENT INTERIM PERIODS THROUGH THE DATE OF ENGAGEMENT, THE COMPANY DID NOT CONSULT WITH THE NEW ACCOUNTANT REGARDING THE APPLICATION OF ACCOUNTING PRINCIPLES TO A SPECIFIC TRANSACTION, EITHER COMPLETED OR PROPOSED, OR THE TYPE OF AUDIT OPINION THAT MIGHT BE RENDERED ON THE COMPANY'S FINANCIAL STATEMENTS, AND NO WRITTEN OR ORAL ADVICE WAS PROVIDED BY THE NEW ACCOUNTANT THAT WAS A FACTOR CONSIDERED BY THE COMPANY IN REACHING A DECISION AS TO THE ACCOUNTING, AUDITING OR FINANCIAL REPORTING ISSUES AND (III) FILE AN AMENDED EXHIBIT 16.1.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

In November 2006, the Board of Directors of One Voice Technologies, Inc. (the "Company") determined, pursuant to a policy of periodically reviewing the selection of the Company's independent auditors that it would reevaluate the Company's audit engagement for fiscal year 2006. Accordingly, on February 16, 2007, Squar, Milner, Peterson, Miranda & Williamson, LLP (the "Former Accountant") was dismissed as the auditors for the Company. On February 16, 2007, the Company engaged PMB Helin Donovan, LLP (the "New Accountant"), as its independent certified public accountant. The Company's decision to engage the New Accountant was approved by its Board of Directors on February 16, 2007.

The reports of the Former Accountant on the financial statements of the Company for each of the two most recent fiscal years ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Former Accountant's report on the Company's financial statements for the year ended December 31, 2005 expressed substantial doubt with respect to the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years and the subsequent interim periods through the date of dismissal, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B, except for the following:

The Former Accountant advised management that they noted the following significant deficiencies in internal controls that were believed to be material weaknesses under the standards of the Public Company Accounting Oversight Board:

(1) lack of sufficient and knowledgeable personnel to maintain appropriate accounting and financial reporting organizational structure to support the activities of the Company; (2) an ineffective control environment due to the lack of a functioning audit committee and lack of a majority of outside directors on the Company's board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures; (3) inadequate segregation of duties consistent with control objectives; (4) insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements; (5) insufficient personnel resources and technical accounting expertise within the accounting function to resolve non-routine or complex accounting matters including application and implementation of US GAAP and SEC reporting requirements; (6) ineffective controls over period end financial close and reporting processes; and (7) inadequate procedures for appropriately identifying, assessing and applying accounting principles.

During the Company's two most recent fiscal years and the subsequent interim periods through February 16, 2007, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for such years.

During the Company's two most recent fiscal years and the subsequent interim periods through the date of engagement, the Company did not consult with the New Accountant regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by the New Accountant that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.

The Company has requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

INDEX TO EXHIBITS

                                Exhibit No.     Description
                                -----------     -----------
                                16.1            Letter from Accountant

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ONE VOICE TECHNOLOGIES, INC.


DATE: MARCH 14, 2007                            /s/ Dean Weber
                                                --------------------------------
                                                DEAN WEBER
                                                PRESIDENT AND CEO